UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

PNC Alternative Strategies TEDI Fund LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PNC Alternative Strategies TEDI Fund LLC

NOTICE OF SPECIAL MEETING OF MEMBERS

Notice is hereby given that a Special Meeting of Members (the “Meeting”) of PNC Alternative Strategies TEDI Fund LLC (the “Fund”) will be held at the offices of PNC Capital Advisors, LLC, Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201, on January 22, 2010, at 10:00 a.m., Eastern time, to consider the proposal below and to transact such other business, if any, as may properly come before the Meeting.

The Fund is a closed-end management investment company organized as a Delaware limited liability company. The Fund operates as a feeder fund in a master-feeder fund arrangement with the PNC Alternative Strategies Master Fund LLC (the “Master Fund”). The Master Fund is a closed-end management investment company organized as a Delaware limited liability company. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the PNC Alternative Strategies Cayman Fund LDC, a Cayman Islands limited duration company with the same investment objective as the Fund (the “Offshore Fund”). The Offshore Fund, in turn, invests substantially all of its assets in the Master Fund, which has the same investment objective as the Fund and the Offshore Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund’s interests that it holds must be passed through to the Fund’s own members. Therefore, as indicated below, you are being asked to vote on the following proposals applicable to both the Fund and the Master Fund:

PROPOSAL 1: To elect five (5) Directors to the Boards of Directors.

PROPOSAL 2: To approve new investment management agreements with PNC Capital Advisors, LLC.

The Board of Directors of the Fund recommends that members vote FOR each proposal.

Holders of record of ownership interests of the Fund at the close of business on November 23, 2009 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. A member is entitled to a number of votes equivalent to such member’s percentage of ownership as of the Record Date. A member’s percentage of ownership is determined by dividing the balance of the member’s capital account by the sum of the capital accounts of all of the members as of the Record Date.

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those ownership interests affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies, which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST all the proposals against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors,
Jennifer E. Vollmer
Secretary
December 8, 2009

IMPORTANT-WE NEED YOUR PROXY VOTE IMMEDIATELY

A Member may think that his or her vote is not important, but it is vital. We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage. Your prompt return of the enclosed proxy card may save the necessity of further solicitations. If you wish to attend the Meeting and vote your Interests in person at that time, you will still be able to do so.

IMPORTANT NEWS FOR

FUND MEMBERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting your Fund which require a member vote.

QUESTIONS & ANSWERS

Q. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The PNC Alternative Strategies TEDI Fund LLC (the “Fund”) is a closed-end management investment company organized as a Delaware limited liability company that operates as a feeder fund in a master-feeder fund arrangement with the PNC Alternative Strategies Master Fund, LLC (the “Master Fund”). The Fund, the Master Fund and the other feeder fund of the Master Fund are part of a family of funds called the PNC Alternative Investment Funds. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members. Therefore, as discussed below, you are being asked to vote on the following proposals applicable to both the Fund and the Master Fund.

PROPOSAL 1: To elect five (5) Directors to the Boards of Directors.

PROPOSAL 2: To approve new investment management agreements with PNC Capital Advisors, LLC.

The enclosed Proxy Statement gives you specific information for each proposal as well as information on certain other matters. The Fund will vote for or against the proposal relating to the Master Fund proportionately to the instructions received from members of the Fund. The Master Fund has another feeder fund that also will vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposals related to the Master Fund.

Q. HOW DOES THE FUND’S BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

A. The Boards of Directors, including those Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act), recommend that you vote FOR all of the proposals. The reasons for their recommendations are discussed in more detail in the enclosed Proxy Statement.

INFORMATION ABOUT PROPOSAL 1:

Q. WHO ARE THE NOMINEES FOR ELECTION AS DIRECTORS?

A. Five Nominees: Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, Richard W. Furst and Dale C. LaPorte, are standing for election to the Boards of Directors of the Master Fund, the Fund and other funds that comprise the PNC Alternative Investment Funds complex. If elected, it is anticipated that Mr. Neary will serve as Co-Chairman of the Boards of Directors of the Master Fund, the Fund and other funds that comprise the PNC Alternative Investment Funds complex. The election of the new Directors and
Co-Chairman will be effective on or about February 8, 2010. Information about each of the Nominees is set forth in the Proxy Statement.

Q. HOW MANY OF THE NOMINEES WILL BE “INDEPENDENT” DIRECTORS IF ELECTED?

A. All of the Nominees will be independent Directors if elected by the shareholders. Independent Directors have no affiliation with the investment manager, adviser, principal underwriter or with the Fund, Master Fund or other funds within the PNC Alternative Investment Funds complex, apart from any personal investments they choose to make as private individuals. Independent Directors play a critical role in overseeing the operations of the Fund and the Master Fund and representing the interests of each fund’s member.

i

Q. HOW ARE THE BOARDS OF THE FUNDS STRUCTURED?

A. The Fund and the Master Fund and other feeder funds of the Master Fund are part of a family of funds called the PNC Alternative Investment Funds. The same individuals currently serve as Directors of each fund that is part of the PNC Alternative Investment Funds. If all of the Nominees are elected for each of the PNC Alternative Investment Funds, a new group of identical Directors will constitute the Board of each fund that is part of the PNC Alternative Investment Funds. There are important benefits in having the Board of each of the PNC Alternative Investment Funds include the same individuals. Service on each Board gives the Directors greater familiarity with operations that are common to all of the PNC Alternative Investment Funds and permits the Directors to address common issues on a knowledgeable and consistent basis. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having a different Board of Directors for each PNC Alternative Investment Fund. While there are many areas of common interest between the Master Fund, the Fund and the other funds that comprise the PNC Alternative Investment Funds complex, the Directors recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

If the Nominees are elected at the Meeting, the new combined boards will begin to serve their terms on or about February 8, 2010. Upon that date, three of the six current Directors of the PNC Alternative Investment Funds will resign and the Boards will be composed of three of the current Directors and the five Nominees for a total of eight Directors.

Q. HOW LONG WILL EACH DIRECTOR SERVE?

A. If elected, each Director will serve until he or she resigns, retires, or is removed from the Boards as provided in each fund’s governing documents. A Director may be removed from the Board by a member vote representing two-thirds of the total net asset value of all Fund Interests. If a nominee is unable to accept election, or subsequently leaves a Board before the next election, the Board of Directors in most cases may, in its discretion, select another person to fill the vacant position.

INFORMATION ABOUT PROPOSAL 2:

Q. WHY AM I BEING ASKED TO APPROVE NEW INVESTMENT MANAGEMENT AGREEMENTS?

A. On September 29, 2009, the predecessor investment manager to the Master Fund and the Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company (“Allegiant”), its affiliate, to form PNC Capital Advisors, LLC (“PNC Capital”), a Delaware limited liability company (the “Merger”). PNC Capital and its predecessors are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. (“PNC”). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form PNC Capital.

In accordance with the 1940 Act, which regulates investment companies in the United States such as your Fund and the Master Fund, the investment management agreements with PNC Capital Advisors, Inc. terminated on the date of the Merger. While PNC Capital has continued to provide investment management services to the Fund and the Master Fund under interim investment management agreements approved by the Boards of Directors of the Fund and the Master Fund, the Fund’s members must approve new investment management agreements in order for PNC Capital to continue to serve as investment manager.

Q. HOW DOES THE MERGER AFFECT THE FUND?

A. The Master Fund and the Fund and their respective investment objective and policies have not changed. Your ownership interests in the Fund and the value of your investment did not change as a result of the Merger. The new investment management agreements contain substantially the same terms and conditions as the agreements in effect prior to the Merger and are discussed in more detail in the enclosed Proxy Statement.

ii

Q. WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A. No. The investment management fees will not increase and are the same as the rates in effect prior to the Merger.

Q. WHAT WILL HAPPEN IF MEMBERS DO NOT APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENTS?

A. If the Fund’s members do not approve the new investment management agreements, then the current interim investment management agreements will terminate and the Boards of Directors will take such actions as they deem to be in the best interests of the Fund and the Master Fund, including selecting another investment manager.

Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND ASSOCIATED LEGAL COSTS?

A. No. PNC Capital or its affiliates will bear these costs.

Q. HOW CAN I VOTE MY OWNERSHIP INTERESTS?

A. Simply fill out the enclosed proxy card, be sure to sign and date it, and mail it using the enclosed postage-paid envelope. You may also attend the special member meeting to vote.

iii

December 8, 2009

PNC Alternative Strategies TEDI Fund LLC

Two Hopkins Plaza

Baltimore, Maryland 21201

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors of PNC Alternative Strategies TEDI Fund LLC (the “Fund”) to solicit your proxy for voting at a Special Meeting of Members (the “Meeting”) to be held on January 22, 2010, at 10:00 a.m. Eastern time, at the offices of PNC Capital Advisors, LLC (“PNC Capital”), Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201. As used in this Proxy Statement, the Fund’s ownership interests are referred to as “Interests.”

Holders of record of Interests of the Fund at the close of business on November 23, 2009 (the “Record Date”) are entitled to vote at the Meeting and at any adjournments or postponements thereof. A member is entitled to a number of votes equivalent to such member’s percentage of ownership as of the Record Date. A member’s percentage of ownership is determined by dividing the balance of the member’s capital account by the sum of the capital accounts of all of the members as of the Record Date.

This Proxy Statement and the enclosed proxy card are expected to be distributed to members on or about December 8, 2009 or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail.

The cost of preparing, printing and mailing the enclosed Notice of Special Meeting of Members proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the Meeting, including any additional solicitation made by letter, telephone, facsimile or other electronic means, will be paid by PNC Capital. In addition to solicitation by mail, certain officers and representatives of the Fund and officers and employees of PNC, who will receive no extra compensation for their services, may solicit proxies by telephone, facsimile, letter or other electronic means.

A proxy is enclosed with respect to the Interests you own in the Fund. If you return a properly executed proxy to the Fund, the Interests represented by it will be voted at the Meeting in accordance with the instructions thereon. If you do not expect to be present at the Meeting and wish your Interests to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope.

Any member giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a member of record. If you need additional copies of this Proxy Statement, please contact the Fund at 1-800-239-0418. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact the Fund in writing at Two Hopkins Plaza, Baltimore, Maryland 21201 or call 1-800-239-0418.

For a free copy of the Fund’s annual report dated March 31, 2009 and semi-annual report dated September 30, 2009 write the Fund at Two Hopkins Plaza, Baltimore, Maryland 21201, call 1-800-239-0418.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Members to be Held on January 22, 2010

This proxy statement and the Fund’s annual and semi-annual reports are available at www.proxyweb.com.

Master-Feeder Structure

The Fund is a closed-end management investment company, organized as a Delaware limited liability company. The Fund operates as a feeder fund in a master-feeder fund arrangement with the PNC Alternative Strategies Master Fund LLC (the “Master Fund”). The Master Fund is a closed-end management investment company organized as a Delaware limited liability company. As a feeder fund, the Fund seeks to achieve its investment objective by investing substantially all of its assets in the PNC Alternative Strategies Cayman Fund LDC, a Cayman Islands limited duration company with the same investment objective as the Fund (the “Offshore Fund”). The Offshore Fund, in turn, invests substantially all of its assets in the Master Fund, which has the same investment objective as the Fund and the Offshore Fund. PNC Capital serves as investment manager and administrator to the Fund and Master Fund.

Members of the Fund are being asked to approve the proposal described below for the Fund and the Master Fund. As indicated above, the Fund operates as a feeder fund in a master-feeder fund arrangement with the Master Fund. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) applicable to master-feeder fund arrangements, the Fund’s voting rights with respect to the Master Fund will pass down to the Fund’s own members. Therefore, as discussed below, you are being asked to vote on the proposals set forth below that are applicable to both the Fund and the Master Fund. The Fund will vote for or against the proposals relating to the Master Fund proportionately to the instructions received from members of the Fund. The other feeder fund of the Master Fund will also vote in accordance with instructions received from its members and/or other applicable requirements with respect to the approval of the proposal related to the Master Fund. As of the Record Date, the Fund owned 13.61% of the Master Fund and the other feeder fund owned 85.65% of the Master Fund.

PROPOSAL 1

ELECTION OF DIRECTORS

Members of the Fund are being asked to approve the election of five (5) Directors to the Boards of Directors of the Fund and the Master Fund. All of the Nominees were nominated for election as Directors by the Fund’s and Master Fund’s present Boards of Directors upon the recommendation of the Nominating and Compensation Committees, to hold office until resignation or removal. Pertinent information about each Nominee is set forth below.

The Board of Directors recommends that members of the Fund vote FOR each Nominee.

Background

The Fund, the Master Fund and the other feeder fund of the Master Fund are part of a fund complex called the “PNC Alternative Investment Funds.” The Boards of Directors of the PNC Alternative Investment Funds (the “Boards”) have determined that it is in the best interest of all of the funds of the PNC Alternative Investment Funds to have identical Boards. As a result, the same individuals currently serve as Directors of each fund that is part of the PNC Alternative Investment Funds. There are important benefits in having the Board of each of the PNC Alternative Investment Funds include the same individuals. Service on each Board gives the Directors greater familiarity with operations that are common to all of the PNC Alternative Investment Funds and permits the Directors to address common issues on a knowledgeable and consistent basis. It also avoids the substantial additional costs, administrative complexities, and redundancies that would result from having different Directors for each of the PNC Alternative Investment Funds. While there are many areas of common interest between the Master Fund, the Fund and other funds that comprise the PNC Alternative Investment Funds complex, the Directors recognize that they are responsible for exercising their responsibilities at all times on a fund-by-fund basis.

All of the Directors that currently serve on the Boards of the PNC Alternative Investment Funds, including the Fund and the Master Fund, also serve on the Board of Directors of PNC Funds, Inc. (the “PNC Funds”), a mutual fund family. The PNC Funds have entered into an Agreement and Plan of Reorganization with Allegiant Funds, pursuant to which the PNC Funds will be merged into Allegiant Funds, if the PNC Funds shareholders approve the transaction (“Reorganization”). PNC Capital also serves as the investment adviser and administrator to the Allegiant Funds, Allegiant Advantage Fund and PNC Funds.

A condition of the Reorganization between the PNC Funds and Allegiant Funds is the combination of the Boards of Directors (or Boards of Trustees) of the Allegiant Funds and Allegiant Advantage Fund (collectively, the “Allegiant Funds”) and PNC Funds. If approved by shareholders of the Allegiant Funds, three of the PNC Funds’ Directors will join the Board of the Allegiant Funds. The Directors of the PNC Funds who were nominated for the Allegiant Funds’ Board, also serve as Directors of the Boards of the PNC Alternative Investment Funds, including the Fund and the Master Fund.

As a result of these changes, the Boards of the PNC Alternative Investment Funds, including the Fund and the Master Fund, considered similar changes to the composition of the Boards of the PNC Alternative Investment Funds. The Nominating and Compensation Committees (the “Nominating Committees”) of the Boards, including the Boards of the Fund and the Master Fund, reviewed the qualifications, experience and background of each Nominee. The Nominating Committees are comprised of Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) (the “Independent Directors”) of the PNC Alternative Investment Funds, including the Fund and the Master Fund. The Nominating Committees and the Boards believe that the Nominees are well suited for service on the Boards as a result of their current service as Directors of the Allegiant Funds, their knowledge of the financial services sector, and their substantial experience in serving as directors, officers or advisers of public companies and business organizations, including the Allegiant Funds and other investment companies.

At a meeting held on November 10, 2009, the Boards received the recommendations of the Nominating Committees, which recommended that the Nominees be nominated as candidates for the Fund’s and the Master Fund’s Boards of Directors. After discussion and consideration of, among other things, the backgrounds of all Nominees, the Boards voted to nominate Robert D. Neary, Dorothy A. Berry, Kelley J. Brennan, Richard W. Furst and Dale C. LaPorte. Information about each Nominee is set forth below in the section titled “Nominees.”

If the Nominees are elected at the Meeting, the new combined boards will begin to serve their terms on or about February 8, 2010. Upon that date, three of the six current Directors of the PNC Alternative Investment Funds will resign and the Boards will be composed of three of the current Directors and the five Nominees for a total of eight Directors. The Boards of the PNC Alternative Investment Funds will have the same board composition as the Allegiant Funds’ Board. Mr. Neary is expected to serve as Co-Chairman of the Boards with Mr. John R. Murphy, the current Chairman of the Boards.

Each Nominee has consented to be named in this Proxy Statement and to serve as a Director if elected. The Boards have no reason to believe that any Nominee will become unavailable for election as a Director, but if that should occur before the Meeting, the proxies will be voted for such other Nominees as the Boards may recommend.

Nominees

None of the Nominees is related to any other Nominee or to any current Director. The following table sets forth certain information regarding each Nominee. All of the Nominees qualify as Independent Directors. Each Nominee can be contacted by writing to PNC Alternative Investment Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Jennifer E. Spratley.

Name and Age	Position(s) Held with the Fund and Master Fund	Length of Time Served in Position	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Nominee	Other Directorships Held by Nominee[2]
Robert D. Neary Age: 76	Nominee for Director	N/A	Retired; Co-Chairman of Ernst & Young, 1984-1993.	36	Director, Commercial Metals Company.

Dorothy A. Berry Age: 66	Nominee for Director	N/A	President, Talon Industries, Inc. (administrative, management and business consulting), since 1986.	36	Chairman and Director, Professionally Managed Portfolios.

Kelley J. Brennan Age: 67	Nominee for Director	N/A	Retired; Partner, PricewaterhouseCoopers LLP, 1981 - 2002.	36	None.

Richard W. Furst Age: 71	Nominee for Director	N/A	Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), since 2003, Garvice D. Kincaid Professor of Finance 2000 - 2003, Dean and Professor of Finance, 1981 - 2003, Gatton College of Business and Economics, University of Kentucky.	36	Director, Central Bank & Trust Co.; Director, Central Bancshares.

Dale C. LaPorte Age: 67	Nominee for Director	N/A	Retired; Senior Vice President and General Counsel, Invacare Corporation (manufacturer of healthcare products), since December 2005; Partner, 1974 - 2008 and Chairman of Executive Committee, 2000 – 2004, of Calfee, Halter & Griswold LLP.	36	Director, Invacare Corporation; Morrison Products, Inc. (manufacturer of fans and blowers).

[1]

The “Fund Complex” consists of the PNC Alternative Investment Funds (three portfolios), PNC Funds, Inc. (eleven portfolios), Allegiant Funds (thirty portfolios – twenty-eight portfolios that are offered for sale as of the date of this Proxy Statement and two additional portfolios that will be offered as of the Reorganization) and Allegiant Advantage Fund (three portfolios), which is comprised of twelve investment companies registered under the 1940 Act.

[2]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Current Directors

The following table sets forth certain information regarding the incumbent Directors who will remain Directors of the PNC Alternative Investment Funds, including the Fund and the Master Fund. All of the Directors qualify as Independent Directors. The address for each Director is PNC Alternative Investment Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Jennifer E. Spratley.

Name and Age	Position(s) Held with the Fund and Master Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Directors	Other Directorships Held by Director[2]
John R. Murphy[3] Age: 75	Director and Chairman of the Boards since inception to present	Vice Chairman, National Geographic Society, March 1998 to present.	14	Director, Omnicom Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Edward D. Miller, Jr. Age: 66	Director since inception to present	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	14	None.

L. White Matthews, III Age: 63	Director since 2003 to present	Retired since 2001; Chairman, Ceridian Corporation, 2006 to present.	14	Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products); Director and Chairman of the Board of Constar International Inc.

[1]

The “Fund Complex” consists of the PNC Alternative Investment Funds (three portfolios), PNC Funds, Inc. (eleven portfolios), Allegiant Funds (thirty portfolios – twenty-eight portfolios that are offered for sale as of the date of this Proxy Statement and two additional portfolios that will be offered as of the Reorganization) and Allegiant Advantage Fund (three portfolios), which is comprised of twelve investment companies registered under the 1940 Act. If shareholders of PNC Funds, Inc. approve the Reorganization and shareholders of the Allegiant Funds and Allegiant Advantage Fund elect Messrs. Murphy, Miller and Matthews as Trustees, then each current director will oversee 36 portfolios in the Fund Complex.

[2]

Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[3]

From August 1, 2007 through September 28, 2007, Citigroup Inc. became a “controlling person,” for 1940 Act purposes, of the Fund’s Distributor. Because Mr. Murphy owns shares of stock in Citigroup, Inc. he was an interested Director of the Fund during that limited period.

Board Meetings, Committees and Other Related Matters

The Boards are responsible for overseeing generally the operations of the PNC Alternative Investment Funds, including the Fund and the Master Fund, including reviewing and approving each fund’s contracts with its investment advisers. The officers are responsible for the day-to-day management and administration of the Fund and Master Fund’s operations. The Boards met four times during the fiscal year ended March 31, 2009. Each Director attended or participated telephonically in at least 75% of all applicable Board and Committee meetings.

None of the Boards has a policy regarding Director attendance at special meetings of members. The Boards have established four committees, the Audit Committee, the Nominating Committee, the Pricing and Valuation Committee and the Qualified Legal Compliance Committee.

Each Audit Committee consists of Independent Directors and has the responsibility to: (1) oversee the accounting and financial reporting process of the Fund and the Master Fund; (2) oversee the quality and integrity of the Fund’s and the Master Fund’s financial statements and the independent audit of the financial statements; (3) oversee the compliance with legal and regulatory requirements that relate to the Fund’s and the Master Fund’s accounting, financial reporting and independent audits; (4) review and evaluate the qualifications, independence and performance of the auditors prior to the engagement of the auditors; and (5) serve as liaison between the auditors and the Boards of the Fund and the Master Fund. The Committee may perform other tasks, as the Boards of the Fund and the Master Fund deem necessary and appropriate from time to time. The Audit Committee met three times during the fiscal year ended March 31, 2009. The Audit Committee charter is attached as Exhibit B.

In conjunction with its responsibilities, the Audit Committee confers with the auditors regarding the Fund’s audited financial statements, the results of audits and related matters, and reviews and discusses the Fund’s audited financial statements with management. The Audit Committee obtains written disclosure from the auditor describing all relationships between the auditor and the Fund and the Fund’s various service providers required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). For the fiscal year ended March 31, 2009, the Audit Committee reviewed and discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). Based on these reviews and discussions with the auditor and management, the Audit Committee recommended to the Boards of Directors that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended March 31, 2009. As noted above, the Audit Committee consists of Independent Directors, and specifically consists of Messrs. John R. Murphy, Edward D. Miller, and L. White Matthews, each of whom will continue to serve as Directors of the Funds, and George R. Packard and Thomas L. Owsley, who will retire once the new Directors are elected and begin service on the Board.

Each Nominating Committee consists of Independent Directors and is responsible for: (1) identify and recommend candidates for nomination for the election or appointment of Directors to the Fund and the Master Fund and for membership on the Fund’s and the Master Fund’s Board committees; (2) receive and evaluate recommendations by members of candidates for Board positions (forwarded by correspondence, including a resume of the candidate, by mail or courier to the Fund’s and/or Master Fund’s Secretary for the attention of the Chairman of the Nominating and Compensation Committee, PNC Alternative Strategies TEDI Fund LLC, Two Hopkins Plaza, Baltimore, MD 21201); (3) periodically evaluate the functioning and composition of the Boards of the Fund and the Master Fund and their committees and recommend appropriate changes with respect thereto; (4) annually review compensation payable to Independent Directors and make recommendations to the Boards of the Fund and the Master Fund; (5) consider and oversee the selection of independent legal counsel employed by the Boards of the Fund and the Master Fund and annually evaluate legal counsel’s independence under applicable regulations; and (6) consider and evaluate the Directors’ and officers’ liability and errors and omissions insurance coverage maintained by the Boards of the Fund and the Master Fund. The Nominating and Compensation Committee met four times during the fiscal year ended March 31, 2009.

Each Pricing and Valuation Committee consists of Independent Directors and is responsible for assisting the Boards of the Funds and the Master Fund in their review of the calculation of the Fund’s and the Master Fund’s net asset value. In that capacity, the Pricing and Valuation Committee has the responsibility, among other things: (1) to review, and propose revisions to, the Fund’s and Master Fund’s valuation procedures; (2) to provide oversight with respect to the valuation of the Fund’s and the Master Fund’s securities; (3) to review valuation methodologies, valuation determinations and periodic reports and, as appropriate, recommend changes in valuation methodologies to the Boards of the Fund and the Master Fund; (4) to make determinations with regard to valuation overrides; (5) to review certain valuations and pricing related issues; and (6) to provide oversight with respect to pricing errors and compliance, in order to ensure that appropriate procedures and internal controls are in place to address valuation issues. The Committee may perform other tasks assigned to it by the Boards of the Fund and the Master Fund. The Pricing and Valuation Committee met three times during the fiscal year ended March 31, 2009.

Each Qualified Legal Compliance Committee consists of Independent Directors and is responsible for the confidential receipt, retention and consideration of any report of evidence of a material violation of securities laws relating to the Funds or their investment adviser. No Qualified Legal Compliance Committee did not meet during the last fiscal year ended March 31, 2009.

Process for Nominating Director Candidates

Each Nominating Committee is responsible for nominating individuals to fill any vacancies on the Boards of the PNC Alternative Investment Funds, including the Fund and Master Fund. Each Nominating Committee’s procedures provide that the Fund’s members can submit nominees for consideration for Board vacancies by sending the nomination to the Fund’s Secretary at PNC Alternative Investment Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, who will submit all nominations to the Nominating Committees. The Nominating Committee assesses member nominees in the same manner it reviews its own nominations. No nominee recommendation has been received from a member within the past 120 days.

Each Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the investment advisers and other principal service providers. Specific qualifications will be based on the needs of the Board at the time of the nomination. A copy of the Nominating Committee Charter is attached as Exhibit A.

Director and Nominee Ownership of Fund Interests

The following table shows the dollar range of Interest beneficially owned by each Director or Nominee in the Fund and the PNC Alternative Investment Funds in the aggregate as of September 30, 2009.

Name of Director	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Securities in all Funds in the Family of Investment Companies Overseen by the Director[2]
John R. Murphy	$0	$0
Edward D. Miller, Jr.	$0	$0
L. White Matthews, III	$0	Over $100,000

[1]	Includes the value of Interests beneficially owned by each Director as of October 31, 2009.
[2]	The family of investment companies consists of the PNC Alternative Investment Funds, which is comprised of nine investment companies registered under the 1940 Act.

Name of Nominee	Dollar Range of Equity Securities in the Fund[1]	Aggregate Dollar Range of Securities in all Funds in the Family of Investment Companies Overseen by the Director[2]
Robert D. Neary	$0	$0
Dorothy A. Berry	$0	$0
Kelley J. Brennan	$0	$0
Richard W. Furst	$0	$0
Dale C. LaPorte	$0	$0

[1]	Includes the value of Interests beneficially owned by each Nominee as of October 31, 2009.

[2]	The family of investment companies consists of the PNC Alternative Investment Funds, which is comprised of nine investment companies registered under the 1940 Act.

As of October 31, 2009, the Directors and officers owned beneficially less than 1% of each class of the outstanding interests of the Fund interests.

Certain Interests of the Nominees and the Independent Directors

A Nominee, Mr. LaPorte, served as Senior Vice President of business development and General Counsel of Invacare Corporation (“Invacare”) until his retirement as of January 1, 2009. Mr. LaPorte serves on the Board of Invacare. Invacare has a $400 million line of credit open with a lending syndicate of eleven banks, one of which is PNC Bank, National Association (“PNC Bank”), which is the parent company of PNC Capital. PNC Bank’s total obligation as part of the syndicate is limited to 19.375% of the total value of the line of credit, or US $77.5 million. The line of credit is used for working capital and general corporate purposes. A portion of the obligation as part of the syndicate is a result of the PNC Bank’s acquisition of National City Bank (“NCB”) on November 7, 2009. NCB’s portion was limited to 15% of the total value of the line of credit, or US $60 million. The highest amount outstanding on the NCB pro rata share of the credit facility during the period January 1, 2006 to December 31, 2007, based on month end balances, was $25,657,000. The NCB portion of the balance outstanding as of December 31, 2007 was $4,280,000. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare’s Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages NCB for certain treasury management and stock transfer agency services. From January 1, 2006 through December 31, 2006, NCB earned approximately $221,133 in fees for these services, which represented approximately 0.0025% of NCB’s revenues for the period. From January 1, 2007 through December 31, 2007, NCB earned approximately $57,609 in fees for these services, which represented approximately 0.0008% of NCB’s revenues for the period.

Prior to the acquisition of NCB, PNC Bank’s obligation as part of the syndicate was limited to 4.375% of the total value of the line of credit, or US $17.5 million. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 to December 31, 2008, based on month end balances, was $12,306,487.82. The PNC Bank portion of the balance outstanding as of December 31, 2008 was $603,362.82. Interest is charged at a variable rate that may be calculated on a spread over LIBOR, Fed Funds or Prime. The spreads are determined quarterly based on Invacare’s Leverage Ratio (the ratio of debt to equity of the firm). In addition, Invacare engages PNC Bank or affiliates for certain treasury management and capital markets services. From January 1, 2007 through December 31, 2007, PNC Bank or affiliates earned approximately $185,000 in fees for these services, which represented approximately 0.0008% of PNC Bank’s revenues for the period. From January 1, 2008 through December 31, 2008, PNC Bank or affiliates earned approximately $236,000 in fees for these services, which represented approximately .0000328% of PNC Bank’s revenues for the period.

An Independent Director, Mr. Murphy, serves as a director of Omnicom Group, Inc. (“Omnicom”). PNC Bank is one of thirty-three banks that together provide a $2.5 billion credit facility to affiliates of Omincom. PNC Bank is responsible for $50 million under the credit facility, which will expire on June 23, 2011. Omnicom uses the credit facility, together with uncommitted lines of credit and certain commercial paper programs, to manage its short-term cash requirements and to provide back-up liquidity on its outstanding notes and commercial paper. The highest amount outstanding on the PNC Bank pro rata share of the credit facility during the period January 1, 2007 through December 31, 2008, based on month-end balances, was $18 million. As of December 31, 2008, Omnicom had an outstanding borrowing from PNC Bank under the credit facility of $18 million. Interest is charged quarterly in arrears at an adjustable rate of LIBOR plus an additional margin. A utilization fee is charged if the usage exceeds 50% of the total line. An annual facility fee also is charged. The interest rate, utilization fee and annual facility fee are adjustable quarterly based on the rating established by S&P and Moody’s of Omnicom’s senior unsecured public debt. As of June 30, 2009, the total interest charged was LIBOR plus 17 basis points.

Director Compensation

The Directors do not receive any fees from the Fund for attending regular Board meetings; however, the Fund pays each Director $500 for each special or telephonic meeting if such meeting is called solely for the Fund. The Fund pays each Director an annual fee of $1,000. In addition, the Master Fund pays each Director an annual fee of $6,500 plus $710 for each regular meeting attended, plus $500 for each special or telephonic meeting attended. The Master Fund pays the Chairman of the Board an additional annual fee of $3,333 for his services in such capacity.

The following table shows information regarding the compensation received by the Directors of the Fund and the Master Fund and the aggregate compensation paid to them by the PNC Alternative Investment Funds for the fiscal year ended March 31, 2009. Neither the Fund nor the Master Fund pays any compensation to officers or Directors who are otherwise compensated by PNC Capital for serving in such capacity.

Name of Person, Position	Aggregate Compensation from Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex[2]
John R. Murphy, Director and Chairman of the Boards	$2,713	$0	$0	$98,520
Edward D. Miller, Jr., Director	$2,279	$0	$0	$77,520
L. White Matthews, III, Director	$2,279	$0	$0	$77,520

[1]

The Fund paid each Director an annual fee of $1,000, plus $500 for any special meetings attended. The compensation shown includes the pro rata portion of the fees the Master Fund pays each Director for attending Board meetings of the Master Fund.

[2]

As of March 31, 2009 , the “Fund Complex” consisted of the PNC Alternative Investment Funds (three portfolios) and PNC Funds, Inc. (eleven portfolios), which is comprised of ten investment companies registered under the 1940 Act.

Officers of the Fund and the Master Fund

The following table sets forth certain information regarding the officers of the Fund and Master Fund. Officers of the Fund and Master Fund are appointed by the Directors and serve at the pleasure of the Boards. The address of each officer is PNC Alternative Investment Funds, c/o PNC Capital Advisors, LLC, Two Hopkins Plaza, 4th Floor, Baltimore, MD 21201, Attention: Jennifer E. Spratley

Name and Age	Position Held	Length of Time Served in Position[1]	Principal Occupation(s) During Past 5 Years
Kevin A. McCreadie Age: 49	President	Since March 2004	President, Chief Executive Officer and Chief Investment Officer, PNC Capital and its predecessors since March 2004; Executive Vice President of PNC Bank since 2007; Partner of Brown Investment Advisory & Trust Company, 1999-2002.

Name and Age	Position Held	Length of Time Served in Position[1]	Principal Occupation(s) During Past 5 Years
Jennifer E. Spratley Age: 40	Vice President and Treasurer	Treasurer since September 2007; Vice President since March 2008 to present	Treasurer, PNC Capital and its predecessors since September 2007; Unit Leader, Fund Accounting and Administration, SEI Investments Global Funds Services 2005-2007; Fund Accounting Director, SEI Investments Global Funds Services 1999-2007.

George L. Stevens Age: 58	Assistant Vice President and Chief Compliance Officer	Since October 2008	Director-CCO Services, Beacon Hill Fund Services, Inc. (distributor services, chief compliance officer services and/or chief financial officer services) since 2008; Vice President, Citi Fund Services Ohio, Inc. 1995-2008.

Jennifer E. Vollmer Age: 38	Secretary	Since inception	Senior Counsel, The PNC Financial Services Group, Inc. since March 2007; Secretary, PNC Capital and its predecessors since 2001; Vice President, 2001-2007.

Savonne L. Ferguson Age: 36	Assistant Secretary	Since 2004	Vice President, PNC Capital and its predecessors since September 2007; Assistant Vice President, 2002-2007.

[1]	Each officer holds office until his resignation or removal.

Information on the Fund and the Master Fund’s Independent Registered Public Accounting Firm

Deloitte & Touche (“Deloitte”) at 111 S. Wacker Drive, Chicago, Illinois 60606 serves as the Independent Registered Public Accounting Firm for the Fund and the Master Fund. Deloitte provides audit services and assistance and consultation in connection with the review of the Fund and the Master Fund’s filings with the Securities and Exchange Commission. The Boards of Directors have selected Deloitte as the independent registered public accounting firm for the Fund and the Master Fund for the fiscal year ending March 31, 2010.

Representatives of Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Audit Fees

The aggregate fees billed by Deloitte for the audit of the annual financial statements of the Fund and the Master Fund in each of the last two fiscal years are set forth below:

Fiscal Year Ended March 31,	Fees Billed to Fund	Fees Billed to Master Fund
2009	$25,767.77	$25,767.79
2008	$24,111.11	$24,111.11

Audit-Related Fees

The aggregate audit-related fees billed by Deloitte to the Fund and Master Fund during the fiscal years ended March 31, 2009 and March 31, 2008 for other services provided were $0 and $0, respectively.

Tax Fees

The aggregate fees billed by Deloitte to the Fund and the Master Fund in each of the last two fiscal years for tax compliance, tax advice, and tax planning are set forth below:

Fiscal Year Ended March 31,	Fees Billed to Fund	Fees Billed to Master Fund
2009	$17,666.67	$17,666.66
2008	$17,000.00	$17,000.00

All Other Fees

Aggregate fees billed by Deloitte during the fiscal years ended March 31, 2009 and March 31, 2008 for other services provided to the Fund and Master Fund were $0 and $0, respectively.

Each Audit Committee has considered these fees and the nature of the services rendered, and has concluded that they are compatible with maintaining the independence of Deloitte. The Audit Committees did not approve any of the services described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X. Deloitte did not provide any audit-related services, tax services or other non-audit services to PNC Capital or the Fund or the Master Fund or any entity controlling, controlled by or under common control with PNC Capital that provides ongoing services to the Fund or the Master Fund that the Audit Committees were required to approve pursuant to Rule 2-01(c) (7)(ii) of Regulation S-X.

PROPOSAL 2

APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS WITH

PNC CAPITAL ADVISORS, LLC

At the Meeting, members of the Fund will be asked to approve a new investment management agreement between the Master Fund and PNC Capital and a new investment management agreement between the Fund and PNC Capital. The agreements operate as one and the approval of one is conditioned upon the approval of the other. Both agreements contain substantially the same terms and conditions as the prior agreements and provide for the same services at the same fees as the prior agreements.

The Board of Directors recommends that members of the Fund vote FOR the approval of the New Investment Management Agreements.

Background

On September 29, 2009, the predecessor investment manager to the Master Fund and the Fund, PNC Capital Advisors, Inc., merged with Allegiant Asset Management Company (“Allegiant”), its affiliate, to form PNC Capital, a Delaware limited liability company (the “Merger”). PNC Capital and its predecessors, PNC Capital Advisors, Inc. and Allegiant, are indirect wholly-owned subsidiaries of The PNC Financial Services Group, Inc. (“PNC”). PNC acquired Allegiant through the merger of National City Corporation into PNC on December 31, 2008 and subsequently consolidated the institutional and mutual fund investment advisory operations of PNC Capital Advisors, Inc. and Allegiant to form PNC Capital.

The Merger resulted in an “assignment,” as that term is defined in the 1940 Act, of the investment management agreements with PNC Capital’s predecessor that were in effect prior to the Merger. As a result, those agreements automatically terminated in accordance with their terms.

In anticipation of the Merger, the Boards of the Master Fund and the Fund, including a majority of the Independent Directors, met in person at a meeting on August 11, 2009 and voted to approve interim investment management agreements between the Master Fund and PNC Capital and the Fund and PNC Capital, respectively (collectively, the “Interim Investment Management Agreements”) in order for PNC Capital to continue to serve as the investment manager to the Master Fund and the Fund in the event that the Merger occurred. At the same meeting, the Directors, including a majority of the Independent Directors, met in person and voted to approve new investment management agreements between the Master Fund and PNC Capital and the Fund and PNC Capital, respectively (collectively, the “New Investment Management Agreements”), subject to approval by the Fund’s members. The material terms of the New Investment Management Agreements are described in “The New Investment Management Agreements” below. For information about the Board’s deliberations and the reasons for their recommendation, see “Board Approval and Recommendation” below. The Interim Investment Management Agreements took effect on September 30, 2009 and will remain in effect (unless sooner terminated) until members of the Fund either approve or disapprove the New Investment Management Agreements or February 27, 2010, whichever is sooner.

Prior to September 30, 2009, PNC Capital Advisors, Inc. served as the investment manager to the Master Fund pursuant to an investment management agreement with the Master Fund and an investment management agreement with the Fund (collectively, the “Prior Investment Management Agreements”). The Prior Investment Management Agreements were dated July 20, 2007 and were initially approved by the Fund’s members at a Special Meeting on July 20, 2007, and were last approved by the Board at a meeting held on May 14, 2009.

Under the Interim Investment Management Agreements, PNC Capital provides investment advisory services to the Master Fund and the Fund on substantially the same terms and conditions as it did under the Prior Investment Management Agreements, except that as required by Rule 15a-4 under the 1940 Act, the compensation earned by PNC under the Interim Investment Management Agreements is being held in an interest bearing escrow account. The Master Fund pays PNC Capital an asset-based fee, and as an investor in the Master Fund, the Fund bears its pro rata share of the asset-based fee. In addition to the asset-based fee paid by the Master Fund, the Fund pays PNC Capital a performance-based incentive fee. If a majority of the Fund’s outstanding voting securities approve the New Investment Management Agreements, then the amount in the escrow account, including any interest earned, will be paid to PNC Capital. If a majority of the Fund’s outstanding voting securities do not approve the New Investment Management Agreements, then PNC Capital will be paid, out of the escrow account, the lesser of (i) any costs incurred in performing the Interim Investment Management Agreements (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account paid under the Interim Investment Management Agreements (plus interest earned). Any remaining amounts in the escrow account will be returned to the Master Fund and the Fund, respectively.

If the Fund’s members do not approve the New Investment Management Agreements at the Meeting or at an adjournment of the Meeting, then PNC Capital will no longer be the investment manager of the Master Fund and the Fund, in which case the Board of Directors will consider other alternatives and will make such arrangements for the management of the Master Fund’s investments as it deems appropriate and in the best interests of the Master Fund, including (without limitation) the recommendation of one or more other advisers, subject to approval by the Directors and Fund’s members.

Information about PNC Capital

PNC Capital is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). PNC Capital’s principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. As a result of the business combination of PNC Capital Advisors, Inc. and Allegiant, PNC Capital had over $35.7 billion of assets under management as of September 30, 2009. PNC Capital has continued to provide substantially the same investment management services that PNC Capital Advisors, Inc. had provided pursuant to the Prior Investment Management Agreements.

PNC Capital, like its predecessors, is a wholly-owned subsidiary of PNC Bank which, in turn, is wholly-owned by PNC. PNC Bank’s principal offices are located at 22 Delaware Avenue, Wilmington, Delaware 19801. PNC is a financial holding company, whose principal offices are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222. As of Record Date, there were no holders of record or beneficial ownership of 10% or more of any class of issued and outstanding voting securities of PNC Capital.

The following table sets forth the name, position and principal occupation of the chief executive officer and each director of PNC Capital as of September 30, 2009.

Name and Address	Position	Principal Occupation
Kevin A. McCreadie Two Hopkins Plaza Baltimore, MD 21201	Director, President and Chief Executive Officer	Director, President and Chief Executive Officer, PNC Capital and Executive Vice President, PNC Bank

Robert Q. Reilly 1600 Market Street Philadelphia, PA19103	Director	Executive Vice President, PNC Bank

Bryan K. Garlock One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222	Director	Executive Vice President and Chief Financial Officer, PNC Bank

Jennifer A. LaClair 1965 E. 6th Street Cleveland, OH 44114	Director	Chief Financial Officer, Asset Management Group division of PNC Bank

Stephen M. Wynne 301 Bellevue Parkway Wilmington, DE 19806	Director	Chief Executive Officer, PNC GIS

The following table sets forth the officers and directors of PNC Capital and its affiliates who also serve as officers of the Master Fund and the Fund as of Record Date. Officers and directors of PNC Capital and its affiliates who also serve as officers of the Master Fund and the Fund do not receive compensation from the Master Fund and the Fund for their services as officers of the Master Fund and the Fund.

Name	Position	Principal Occupation
Kevin A. McCreadie	President and Chief Executive Officer	Director, President and Chief Executive Officer, PNC Capital and Executive Vice President, PNC Bank

Jennifer E. Spratley	Vice President and Treasurer	Managing Director, PNC Capital

Jennifer E. Vollmer	Secretary	Senior Counsel, PNC Bank

Savonne L. Ferguson	Assistant Secretary	Vice President, PNC Capital

Compensation Paid to PNC Capital and its Predecessor, PNC Capital Advisors, Inc.

The management fee is 1.25% of the Master Fund’s average daily net assets. For the fiscal year ended March 31, 2009, the Master Fund, as the Fund’s pro rata share, paid PNC Capital Advisors, Inc. a management fee of $51,224.65, net of contractual waivers/expense reimbursements. For the fiscal year ended March 31, 2009, PNC Capital Advisors, Inc. voluntarily waived the management fee and/or reimbursed the Fund’s expenses in the amount of $121,890.00. For the fiscal year ended March 31, 2009, the Fund paid PNC Capital Advisors, Inc. an incentive fee of $769.53.

PNC Capital also serves as administrator to the Master Fund and the Fund. For its services as administrator, the Master Fund pays PNC Capital a fee at an annual rate of 0.20% of the Master Fund’s net assets and the Fund pays PNC Capital a fee at an annual rate of 0.25% of the Fund’s net assets, plus an additional $15,000 annually. During the fiscal year ended March 31, 2009 PNC Capital Advisors, Inc. provided these services for the same fees. For the fiscal year ended March 31, 2009, the Master Fund and the Fund paid PNC Capital Advisors, Inc. $80,553 and $24,795, respectively.

There were no brokerage commissions paid by the Master Fund or the Fund to affiliated brokers of PNC Capital and its predecessors for the fiscal year ended March 31, 2009.

The New Investment Management Agreements

The forms of the New Investment Management Agreements between the Master Fund and PNC Capital and the Fund and PNC Capital are attached hereto as Exhibit C and Exhibit D, respectively. The material terms of the New Investment Management Agreements are described below. The terms of the New Investment Management Agreements are the same as the terms of the Prior Investment Management Agreements.

PNC Capital’s Responsibilities. Subject to the supervision of the Master Fund’s Board of Directors, PNC Capital is responsible for formulating a continuing investment program for the Master Fund in accordance with the Master Fund’s investment objective and strategies set forth in the registration statement, to manage the investment and reinvestment of the assets of the Master Fund, to review, supervise and administer the investment program of the Master Fund, and to determine in its discretion the securities to be purchased or sold and the portion of the Master Fund’s assets to be held uninvested. PNC Capital will also furnish the Board of Directors with records and regular reports concerning its discharge of the foregoing responsibilities, reports on the assets of the Master Fund and performance of the Fund and Master Fund.

Retention of Sub-Advisory Services. PNC Capital is authorized to delegate any and all of its obligations to the Master Fund to qualified persons, subject to the approval of the Master Fund’s Board of Directors and in accordance with the requirements of the 1940 Act, provided that PNC Capital reviews the activities of such delegate to ensure compliance with the investment objective and strategies of the Master Fund and advises the Master Fund’s Board of Directors with respect to the performance and activities of the delegate.

Manager Expenses. PNC Capital will pay, at its own expense, the office space, furnishings and equipment, and the personnel required in the performance of its services to the Master Fund.

Compensation Paid to Manager. In return for the investment management services provided by PNC Capital, the Master Fund pays PNC Capital an annualized fee of 1.25% of the Master Fund’s assets, which is payable quarterly. The Fund, as a feeder fund of the Master, bears a pro rata share of the asset-based management fee. In addition, the Fund pays PNC Capital, at the end of each fiscal year, a performance-based incentive fee (the “Incentive Fee”) equal to 10% of each member’s net profits for such incentive period in excess of such member’s loss carryforward amount, which commences at zero and is increased or reduced each incentive period by the net losses or net profits, respectively, allocated to a member’s capital account for such incentive period. The fees paid under the New Investment Management Agreements are the same as the fees paid under the Prior Investment Management Agreements.

Liability of Manager. Absent willful misfeasance, bad faith, or gross negligence of its obligations to the Master Fund, PNC Capital will not be liable to the Fund, the Master Fund or their members for any error of judgment, for any mistake of law or for any other act or omission in the course of, or connected with, the performance of services to the Master Fund. The agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of PNC Capital, or any partner, director, officer, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, PNC Capital, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith or gross negligence of duty.

Termination of the Agreements. The agreements may be terminated without penalty upon sixty (60) days’ written notice by either party, or by the vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to PNC Capital. The agreements automatically terminate in the event of their assignment

Board Approval

In reaching its decision to approve the Interim Investment Management Agreements and the New Investment Management Agreements, the Directors of the Master Fund and the Fund, including all of the Independent Directors, met at their regular meeting held on August 11, 2009 with management of PNC Capital to discuss the proposed business combination of PNC Capital Advisors, Inc. and Allegiant to form PNC Capital.

The Directors considered whether the New Investment Management Agreements would be in the best interests of the Master Fund and the Fund and its members, an evaluation based primarily on the nature and quality of the services provided by PNC Capital and the overall fairness of the New Investment Management Agreements to the Master Fund and the Fund. In the course of their review, the Directors with the assistance of independent counsel, considered their legal responsibilities, and reviewed materials received from PNC Capital. In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors considered whether the approval would be in the best interests of the Master Fund and the Fund and its members, and took into account that the Interim Investment Management Agreements and New Investment Management Agreements were substantially identical in all material respects to the Prior Investment Management Agreements; that there will be no changes in the advisory and incentive fees; and that the fees earned would be held in escrow pending approval of the New Investment Management Agreements. The Directors also considered the material terms of the Merger that would impact the Master Fund and the Fund, including but not limited to the changes to management of PNC Capital; the proposed reorganization of PNC Funds, Inc. into and with the Allegiant Funds; that the Master Fund and the Fund would not bear any expenses related to the acquisition, including expenses related to the proxy statement; and that the independence of the Master Fund’s and the Fund’s registered public accounting firm would not be compromised by the acquisition.

With respect to the nature, extent and quality of investment management services to be provided by the Manager under the New Investment Management Agreement to the Master Fund, the Directors considered that the agreements provided for the same services, and contained the same terms and conditions as the Prior Investment Management Agreements and the Interim Investment Management Agreements. They considered that the experience and staffing of the personnel of PNC Capital dedicated to performing services for the Funds would not change as a result of the Merger and noted that the combined firm would have a broader depth of portfolio management, research services and investment expertise. The Directors noted that the Prior, Interim and New Investment Management Agreements for the Master Fund authorize PNC Capital and its predecessor to employ investment advisers to assist in the performance of any or all of the investment management services to the Master Fund under PNC Capital’s supervision, and that pursuant to such authority PNC Capital had retained Robeco Investment Management, Inc. (“Robeco”) to provide a continuing investment program for the Master Fund, including research and management of the investments and other assets. The Directors also considered PNC Capital’s compliance program and its procedures and noted that PNC Capital and Allegiant had the same chief compliance officer and compliance staff overseeing the advisory firms’ respective programs and would continue to oversee PNC Capital LLC’s compliance program following the business combination, including the disaster recovery plan, code of ethics and proxy voting policies and procedures. The Directors confirmed that there was no pending litigation or regulatory actions against PNC Capital or its predecessors that would adversely affect or prohibit the combined entity’s services to the Master Fund and the Fund. Based on this review, the Directors concluded that PNC Capital had the capabilities, resources and personnel necessary to act as the investment manager.

With respect to the advisory fees to be paid under the New Investment Management Agreements, the Directors considered that the Interim Investment Management Agreements and New Investment Management Agreements had the same advisory and incentive fees as the Prior Investment Management Agreements, and that the performance-based incentive fee increases PNC Capital’s fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain standards. The Directors noted that they had reviewed and considered the fees paid to PNC Capital under the Prior Investment Management Agreements at their meeting on May 14, 2009, and that there were no changes to the fees paid to PNC Capital since that meeting. At their meeting on May 14, 2009, the Directors assessed the asset-based management and incentive fees, together with the total expense ratios, of the Master Fund and the Fund as compared to the fees and expenses of the peer group of investment companies with similar investment strategies and structures that was based on publicly available sources and provided by PNC Capital Advisors, Inc. The Directors recognized that it is difficult to make comparisons of the management fees because of variations in the services that are included in the fees paid by peer investment companies. The Directors noted that the Fund’s fee structure provides for a performance-based incentive fee that increases PNC Capital’s fee level when performance exceeds certain standards and decreases the fee level when performance falls below certain standards. The Directors also assessed areas in which the Funds benefit from economies of scale and noted that the assets of the Master Fund had not yet grown to the point where real economies of scale could be realized. The Directors also considered PNC Capital’s profitability in providing services to the Master Fund and the Fund taking into account the fees and other benefits realized by PNC Capital Advisors, Inc. or any of its affiliates as a result of its role as investment manager and the direct and indirect expenses incurred by PNC Capital Advisors, Inc. in providing these services. The Directors concluded that the fees were fair and reasonable in relation to the services being provided. The Directors also noted that, following the Merger, PNC Capital would present the Master Fund and Fund with an expanded infrastructure and wider platform of qualified and experienced staff with no increase in fees. Based upon their review, the Directors concluded that the asset-based management fee and performance-based incentive fee were fair and reasonable.

The Directors also considered the annualized returns of the Fund for the calendar one-year, three-year, five-year and since inception periods ended June 30, 2009 in comparison to relevant market indices and standard deviation (which reflects the overall risk of the portfolio). The comparative information showed that the Fund outperformed the HFRX Equity Hedge Index for the three-year, five-year and since inception periods. The Directors noted that there were no publicly available peer group comparisons of similar investment companies other than the HRFI indices and recognized that it was not possible to make comparisons of the Fund’s annualized returns to the returns of similar funds due to the lack of publicly published hedge fund performance information. The Directors concluded that the overall performance was satisfactory. In addition to the performance information received by the Directors at the meeting, the Directors routinely receive detailed performance information with respect to the Fund at other regular Board meetings.

Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the New Investment Management Agreements were reasonable and fair and that the approval of the New Investment Management Agreements was in the best interests of the Master Fund and Fund and its members. The Board approved the Interim Investment Management Agreements and the New Investment Management Agreements.

Board Recommendation

Based on all of the foregoing, the Directors, including a majority of the Independent Directors, recommend that members vote FOR the approval of the New Investment Management Agreements.

ADDITIONAL INFORMATION

Voting Information

Echo Voting. The Fund will cast all of its votes with respect to the Master Fund in the same proportion as the voting instructions of the Fund’s members.

Record Date. Only members of record at the close of business on the Record Date (November 23, 2009) will be entitled to vote at the Meeting and at any adjournment thereof. Members who have tendered all or a portion of their Interests in the Fund before the Record Date, but before the next valuation date are still entitled to vote their Interests in the Fund. On the Record Date there were $3,526,632.51 Interests of the Fund outstanding.

Quorum. In order to constitute a quorum for the transaction of business, the holders of at least a majority of all votes eligible to be cast at the Meeting must be present either in person or by proxy. For purposes of determining the presence of a quorum, abstentions will be counted as present.

In the event that the necessary quorum to transact business is not present at a Meeting, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Interests affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, but the vote required to approve the proposal is not obtained, the persons named as proxies, or their substitutes, may vote for one or more adjournments of the Meeting to permit further solicitation of proxies; and will vote those proxies which they are entitled to vote FOR a proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

Broker “non-votes” (that is, properly executed proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote interests on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as Interests that are present at the Meeting but which have not been voted. Accordingly, members are urged to forward their voting instructions promptly.

Required Vote. With regard to Proposal 1, each Nominee identified in Proposal 1 will be elected as a Director if he or she receives a plurality of the votes cast at the meeting, in person or by proxy. Approval of Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. The term “majority of the outstanding voting securities,” as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Abstentions and broker “non-votes” will be treated as Interests that are present at the Meeting but which have not been voted. Abstentions and broker “non-votes” will, therefore, have the effect of a “no” vote on a proposal.

If a member wishes to attend the Meeting, the member may still submit the proxy card sent with this Proxy Statement. Should members require additional information regarding the proxy or a replacement proxy card, call toll free 1-800-239-0418. Any proxy given by a member is revocable until voted at the Meeting.

Any member giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o PNC Capital Advisors, LLC, at the address for the Funds shown at the beginning of this Proxy Statement), or in person at a Meeting, by executing a superseding proxy or by submitting a notice of revocation. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, FOR each proposal in the Proxy Statement.

Other Member Information. For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, PNC Capital’s parent company, PNC Bank, and its affiliate, PNC Delaware Trust Company (collectively, “PNC Bank”), may be deemed to be the beneficial owners of Interests in the Fund because PNC Bank possesses sole or shared voting power, in a fiduciary or agent capacity for its customers. As of the Record Date, PNC Bank may vote up to 45.27% of the outstanding Interests in the Fund. PNC Bank does not, however, have any economic interest in these Interests, which are held solely for the benefit of its customers. PNC Bank has advised the Fund that it intends to vote the Interests in the Fund over which it has retained voting power in a manner that is consistent with its fiduciary responsibilities.

An affiliate of PNC Capital, PNC Investment Corp. held 3.62% of the ownership interests in the Fund, as of the Record Date. PNC Investment Corp. has advised the Fund that it intends to vote the Interests over which it has voting power FOR and AGAINST the proposal presented at the Meeting in the same proportion as the total votes that are cast FOR and AGAINST the proposal by other members of the Fund.

To the Fund’s knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding interests of the Fund, except as set forth below.

Name and Address	Amount of Interest Owned	Percentage Owned
The Oak Hill Fund Charlottesville, VA	$1,802,321.39	51.11%

Principal Underwriter

PNC Fund Distributor, LLC serves as the principal underwriter to the Fund and has principal offices located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.

Member Proposals for Subsequent Meetings

The Fund does not hold annual meetings of members except to the extent that such meetings may be required under the 1940 Act or state law. Members who wish to submit proposals for inclusion in the Proxy Statement for a subsequent member meeting should send their written proposals to the Fund’s Secretary at the Fund’s principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meetings

The Boards of Directors are not aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matter requiring a vote of members arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interest of the Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Exhibit A

PNC Alternative Strategies TEDI Fund LLC

(the “Company”)

NOMINATING COMMITTEE CHARTER

A.	Membership and Qualifications

The Committee shall be composed of two or more directors as determined by the Board of Directors of the Company (the “Board”). The Board may replace members of the Committee for any reason.

No member of the Committee shall be an “interested person” of the Company, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), nor shall any member receive any compensation from the Company except compensation for service as a member of the Board or its committees.

B.	Responsibilities

The Committee shall have the following responsibilities:

(1) If deemed appropriate, to adopt from time to time specific minimum qualifications that it believes individuals must meet before being considered as candidates for election as directors.

(2) To comply with any rules adopted from time to time by the United States Securities and Exchange Commission regarding investment company nominating and compensation committees, the nomination of individuals to be considered as candidates for election as directors, and the compensation of members of Company Boards and their committees.

(3) To consider candidates from any source deemed appropriate by the Committee, including: (a) the Company’s current directors, (b) the Company’s officers, and (c) the Company’s stockholders. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm to identify potential candidates.

(4) To review and evaluate the qualifications of all individuals identified as potential candidates for election as directors and the independence of such individuals being considered for election as Independent Directors and to recommend to the incumbent Independent Directors and to the Board individuals for election as directors. In this regard, the Committee shall make recommendations regarding:

(a) the slates of nominees proposed by the Board for election at meetings of stockholders; and

(b) individuals to fill vacancies on the Board (including vacancies created by an increase in the size of the Board) as necessary.

(5) To consider and nominate candidates for the various committees of the Board and to make recommendations regarding potential chairpersons of such committees. In determining the candidates’ qualifications for committee membership, the Committee may consider all factors it deems relevant to fulfill the duties of membership.

(6) To review and evaluate periodically the functioning and composition of the Board and each of its committees.

(7) To consider and evaluate at least annually the directors’ and officers’ liability and errors and omissions insurance coverage maintained by the Company.

(8) To review at least annually the compensation payable to the Independent Directors and to all other directors.

(9) To review at least annually the compensation payable to the Company’s officers, including the Chief Compliance Officer.

(10) To review at least annually the compensation payable to any advisers to the Board and each of its committees and to any advisers to the Independent Directors.

(11) To make recommendations to the Board regarding matters relating to compensation, including deferred compensation plans and retirement plans and policies for the directors.

(12) To monitor any and all retirement plans and policies and deferred compensation plans and recommend changes to such plans and policies as appropriate.

(13) To consider and oversee the retention of independent legal counsel to the directors and recommend such counsel to the Independent Directors.

(14) To investigate and report on any other matter brought to its attention within the scope of its duties.

(15) To perform such other duties as are consistent with the Committee’s purposes or that are assigned to it by the Board.

(16) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

(17) To review and reassess at least annually the adequacy of this Charter and recommend any proposed changes to the Board for approval.

C.	Criteria for Director Candidates

The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which candidates are most qualified to serve and protect the interests of the Company’s stockholders and to promote the effective operations of the Board. In considering a candidate, the Committee may consider a variety of factors, including whether the candidate:

(1) is of the highest character and integrity;

(2) has a distinguished record in his or her primary career;

(3) has substantial experience and breadth of knowledge which is of relevance to the Company, particularly relating to finance and accounting, securities law, the workings of the securities markets, or investment management;

(4) has sufficient time available to devote to the affairs of the Company in order to fulfill his or her duties and responsibilities, including service on Board committees;

(5) is committed to working collaboratively with other members of the Board in promoting the best long-term interests of stockholders;

(6) qualifies as an Independent Director; and

(7) is free of any conflicts of interest that would interfere with the proper performance of his or her duties as a director.

The Nominating Committee may consider such other factors it deems relevant in light of the existing composition of the Board and any anticipated vacancies.

D.	Meetings and Procedures

(1) Meetings. The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than annually. The Board may designate a chairperson of the Committee, and such chairperson or, in the absence of a chairperson, any two members of the Committee may fix the time and place of its meeting unless the Board shall otherwise provide. Meetings shall be chaired by the chairperson of the Committee or, in the chairperson’s absence, by a member chosen by the Committee. The Committee, or its chairperson in consultation with other Committee members, shall set meeting agendas. Meetings may be conducted with members present in person or by means of a conference telephone or similar communications equipment by means of which permit all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at the meeting. When deemed necessary or desirable by the Committee or its chairperson, Committee actions may be taken by unanimous written consent. The Committee may meet on its own or in conjunction with meetings of the Board.

(2) Quorum. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The directors present at a meeting of the Committee which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. The action of a majority of the Committee members present at a meeting at which a quorum is present shall be the action of the Committee. If enough directors have withdrawn from a meeting of the Committee to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting of the Committee shall be the action of the Committee. The members of the Committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

(3) Minutes. The Committee shall prepare and maintain minutes of its meetings and provide documentation of decisions made outside of meetings by delegated authority.

(4) Subcommittees. The Committee may delegate any of its responsibilities to one or more subcommittees (including a subcommittee comprised of a single member) when it deems appropriate.

(5) Advisers. The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of the Board, to retain special legal and other advisers. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any advisers retained by the Committee.

Adopted: November 17, 2005

Exhibit B

PNC Alternative Strategies TEDI Fund LLC

(the “Company”)

AUDIT COMMITTEE CHARTER

I.	Audit Committee Membership and Qualifications

The Audit Committee shall consist of at least two members appointed by the Board. The Board may replace members of the Audit Committee for any reason.

No member of the Audit Committee shall be an “interested person” of a Company, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor shall any member receive any compensation from a Company except compensation for service as a member of a Company’s Board of Directors (“Board”) or a committee of the Board.

The Board shall determine annually whether any member of the Audit Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are:

(a) to oversee the accounting and financial reporting processes of a Company and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

(b) to oversee the quality and integrity of a Company’s financial statements and the independent audit thereof;

(c) to oversee, or, as appropriate, assist Board oversight of, a Company’s compliance with legal and regulatory requirements that relate to a Company’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d) to approve prior to appointment the engagement of a Company’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of a Company’s independent auditors; and

(e) to act as a liaison between a Company’s independent auditors and the full Board.

The independent auditors for a Company shall report directly to the Audit Committee.

III.	Duties and Powers of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a) to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on a Company’s financial statements, to recommend to those Board members who are not “interested persons” (as the term is defined in Section 2(a)(19) of the 1940 Act) the selection, retention or termination of a Company’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors.

(b) to approve prior to appointment the engagement of the auditor to provide other audit services to a Company or to provide non-audit services to a Company, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to a Company, if the engagement relates directly to the operations and financial reporting of a Company;

(c) to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of a Company’s auditors to provide any of the services described in (b) above;

(d) to consider the controls applied by the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Committee in a timely fashion;

(e) to consider whether the non-audit services provided by a Company’s auditor to a Company’s investment adviser or any adviser affiliate that provides ongoing services to a Company, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

(f) to review the arrangements for and scope of the annual audit and any special audits;

(g) to review and approve the fees proposed to be charged to a Company by the auditors for each audit and non-audit service;

(h) to consider information and comments from the auditors with respect to a Company’s accounting and financial reporting (including a Company’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Audit Committee deems necessary or appropriate, to promote improvements in the quality of a Company’s accounting and financial reporting;

(i) to consider information and comments from the auditors with respect to, and meet with the auditors to discuss any matters of concern relating to, a Company’s financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors’ opinion on a Company’s financial statements;

(j) to resolve disagreements between management and the auditors regarding financial reporting;

(k) to review with a Company’s principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in a Company’s internal control over financial reporting;

(l) to review the procedures of the service providers to a Company and provide for appropriate reports to this Committee regarding the receipt, retention and treatment of complaints received by or on behalf of a Company relating to a Company’s accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of a Company, its investment adviser, administrator, principal underwriter, or any other service provider of accounting related services to a Company of concerns about a Company’s accounting or auditing matters and to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty related to a Company;

(m) to investigate or initiate any investigation of reports of improprieties or suspected improprieties in connection with a Company’s accounting or financial reporting;

(n) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

(o) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Committee, for payment of compensation to auditors for the purpose of conducting the audit and rendering their audit report, the authority to retain and compensate special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Committee members, at the expense of a Company, as appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

IV.	Role and Responsibilities of the Audit Committee

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, a Company’s management is responsible for: (1) the preparation, presentation and integrity of a Company’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Company’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Company’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of a Company’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not full-time employees of a Company and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties the members of the Audit Committee are entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Company whom the director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the director is not a member.

V.	Operations of the Audit Committee

(a) The Audit Committee shall meet at least annually and as necessary to accomplish its purpose and duties. The Audit Committee is empowered to hold special meetings as circumstances require.

(b) The Audit Committee shall ordinarily meet in person; however, members may attend telephonically or by other facilities permit or communicate with each other simultaneously, and the Committee may act by written consent, to the extent permitted by law and by a Company’s Limited Liability Agreement.

(c) The Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation.

(d) The Audit Committee shall regularly meet, in separate executive sessions, with representatives of a Company’s management and a Company’s independent auditors. The Committee may also request to meet with internal legal counsel and compliance personnel of a Company’s investment adviser and with entities that provide significant accounting or administrative services to a Company to discuss matters relating to a Company’s accounting and compliance as well as other Company-related matters.

(e) The Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

(f) The Board may designate a chairperson of the Audit Committee, and such chairperson or, in the absence of a chairperson, any two members of the Committee may fix the time and place of its meeting unless the Board shall otherwise provide. Meetings shall be chaired by the chairperson of the Committee or, in the chairperson’s absence, by a member chosen by the Committee. The Committee, or its chairperson in consultation with other Committee members, shall set the meeting agenda.

(g) A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The directors present at a meeting of the Committee which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. The action of a majority of the Committee members present at a meeting at which a quorum is present shall be the action of the Committee. If enough directors have withdrawn from a meeting of the Committee to leave less than a quorum but the meeting is not adjourned, the action of the majority of that number of directors necessary to constitute a quorum at such meeting of the Committee shall be the action of the Committee. The members of the Committee present at any meeting, whether or not they constitute a quorum, may appoint a director to act in the place of an absent member.

(h) The Board shall adopt and approve this Charter and may amend it on the Board’s own motion. The Audit Committee shall review this Charter at least annually and recommend to the full Board any changes the Committee deems appropriate.

Adopted: November 17, 2005

Exhibit C

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this        day of             , 2010, by and between PNC Alternative Strategies Master Fund LLC, a Delaware limited liability company (the “Company”), and PNC Capital Advisors, LLC, a Delaware limited liability company (the “Manager”).

1.	Duties of Manager.

(a) The Company hereby appoints the Manager to act as investment manager to the Company, for the period and on the terms set forth in this Agreement, pursuant to the policies set forth in the Company’s registration statement, including the information therein incorporated by reference, filed with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), (File No. 811-21816) (the “Registration Statement”), and in the Company’s Limited Liability Company Agreement (the “LLC Agreement”), as the LLC Agreement may be amended from time to time with notice to the Manager. The Manager specifically acknowledges its obligations as set forth in the Registration Statement and the LLC Agreement, provided that the Manager shall not be obligated to follow any amendment to the policies to the Company or the LLC Agreement that increases its obligations, responsibilities or liabilities thereunder until it has received actual notice of such amendment and has agreed thereto in writing. The Company employs the Manager to formulate a continuing investment program in accordance with the investment objective and strategies set forth in the Registration Statement and to manage the investment and reinvestment of the assets of the Company, to continuously review, supervise and administer the investment program of the Company, to determine in its discretion the securities to be purchased or sold and the portion of the Company’s assets to be held uninvested, to provide the Company with records concerning the Manager’s activities which the Company is required to maintain and, upon request, to render regular reports to the Company’s officers and Board of Directors (the “Board”) concerning the Manager’s discharge of the foregoing responsibilities. Without limiting the generality of the foregoing, the Manager is specifically authorized to invest the Company’s assets (which may constitute, in the aggregate, all of the Company’s assets) in unregistered investment funds or other investment vehicles and registered investment companies (“Investment Funds”) that are managed by investment managers (“Investment Managers”). The Manager shall discharge the foregoing responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Registration Statement, as the same may be amended or supplemented from time to time with notice to the Manager, and applicable laws and regulations.

(b) Without limiting the foregoing, the Manager acknowledges its responsibility and agrees to conduct proper due diligence on the Investment Funds and Investment Managers as is required by its fiduciary role, including, without limitation, reviewing the valuation procedures of each Investment Fund and making a determination that such Investment Fund complies with the valuation procedures adopted by the Company.

(c) The Manager accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

(d) The Manager is fully authorized to delegate any and all obligations under this Agreement to qualified third parties, provided (i) the Manager takes responsibility for the selection of such delegatee (subject to the approval of the Board and further in accordance with the requirements of the 1940 Act); (ii) the Manager reviews the activities of such delegatee to ensure compliance with the investment objective and strategies of the Company, as set forth in the Registration Statement; and (iii) the Manager updates the Board with respect to the performance and activities of the delegatee, and makes recommendations whether or not to terminate such delegatee to the Board.

2.	Portfolio Transactions.

(a) To the extent applicable, the Manager is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Company and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein.

(b) The Manager will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

3.	Compensation of the Manager.

(a) For the services to be rendered by the Manager as provided in Section 1 of this Agreement, the Company shall pay the Manager, pursuant to the LLC Agreement, at the end of each quarter a management fee (the “Management Fee”). The Management Fee received by the Manager from the Company is equal to 0.3125% (approximately 1.25% on an annualized basis) of the Company’s net assets. The Management Fee will be computed based on the capital account of each member of the Company as of the end of business on the last business day of each quarter in the manner set out in the LLC Agreement.

(b) The Management Fee provided above shall be computed on the basis of the period ending on the last business day prior to the termination or redemption date subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

4.	Other Services.

It is understood by both parties that the Manager will also be retained to serve in other capacities for the Company, through separate contracts, and shall be compensated for such additional services in accordance with the terms set forth thereunder. Such other responsibilities may include, but are not limited to, serving in a management role pursuant to the LLC Agreement and serving as Administrator pursuant to the Administrative Services Agreement.

5.	Reports.

The parties agree to furnish to each other current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

The Manager shall submit and present to the Board reports of the assets of the Company, the value of such assets, and the performance of the Investment Funds on a quarterly basis. All investment information supplied by the Manager to the Board is confidential and is to be used by the Company for internal purposes only. Upon termination of this Agreement, the Manager shall promptly, upon demand, return to the Company all records (or copies of such records) that the Company reasonably believes are necessary in order to discharge the Manager’s responsibilities to the Company.

6.	Status of Manager.

The services of the Manager to the Company are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

7.	Liability of Manager.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, in performance of its obligations and duties hereunder, the Manager shall not be subject to any liability whatsoever to the Company, or to any member of the Company (each, a “Member,” and collectively, the “Members”) for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Company.

8.	Indemnification.

(a) To the fullest extent permitted by law, the Company shall, subject to Section 8(c), indemnify the Manager (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Manager to the Company, or the past or present performance of services to the Company in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 8.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Company who are not “interested persons” (as that term is defined in the 1940 Act) of the Company (“Independent Directors”) (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence of the indemnitee’s office, indemnification shall be provided in accordance with Section 8(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

(d) Any indemnification or advancement of expenses made in accordance with this Section 8 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8 it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section 8 the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 8. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8 shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8 or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 8 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Manager or any indemnitee.

9.	Duration and Termination.

This Agreement will become effective as of the date first written above and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or Interested Persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company; provided however, that if the Members of the Company fail to approve the Agreement as provided herein, the Manager may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Company on 60 days’ written notice to the Manager. This Agreement may be terminated by the Manager at any time, without the payment of any penalty, upon 90 days’ written notice to the Company. This Agreement will automatically and immediately terminate in the event of its assignment by the Manager, provided that an assignment to a successor to all or substantially all of the Manager’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement.

10.	Definitions.

As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

11.	Amendment of Agreement.

This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company.

12.	Severability.

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.	Applicable Law.

This Agreement shall be construed in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

14.	Notices.

Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

15.	Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.	Form ADV; Company Changes.

The Company acknowledges receiving Part II of the Manager’s Form ADV.

17.	Company Obligations.

The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

PNC CAPITAL ADVISORS, LLC

Name: Title:

PNC ALTERNATIVE STRATEGIES MASTER FUND LLC

Name: Title:

Exhibit D

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of this        day of             , 2010, by and between PNC Alternative Strategies TEDI Fund LLC, a Delaware limited liability company (the “Company”), and PNC Capital Advisors, LLC, a Delaware limited liability company (the “Manager”).

1.	Duties and Compensation of the Manager.

For the services to be rendered by the Manager to PNC Alternative Strategies Master Fund LLC (the “Master Fund”) as provided in the Investment Management Agreement between the Master Fund and the Manager (the “Master Fund Investment Management Agreement”), the Company, which invests substantially all of its investable assets into the Master Fund (through PNC Alternative Strategies Offshore TEDI Fund LDC) and therefore directly benefits from the Manager’s services, shall pay the Manager at the end of each fiscal year, a performance-based incentive fee (the “Incentive Fee”) equal to 10% of each member’s net profits for such incentive period in excess of such member’s loss carryforward amount, which commences at zero and is increased or reduced each incentive period by the net losses or net profits, respectively, allocated to a member’s capital account for such incentive period.

2.	Other Services.

It is understood by both parties that the Manager will also be retained to serve in capacities for the Company and the Master Fund, other than in its capacity as investment manager to the Master Fund, through separate contracts, and shall be compensated for such additional services in accordance with the terms set forth thereunder. Such other responsibilities may include, but are not limited to, serving as Administrator pursuant to an Administrative Services Agreement.

3.	Reports.

The parties agree to furnish to each other current prospectuses, proxy statements, reports to partners, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request in connection with this Agreement.

The Manager shall submit and present to the Board of Directors of the Company (the “Board”) reports of the assets of the Company and the Master Fund, the value of such assets, and the performance of the investment funds in which the Master Fund invests its assets, on a quarterly basis. All investment information supplied by the Manager to the Board is confidential and is to be used by the Company for internal purposes only. Upon termination of this Agreement, the Manager shall promptly, upon demand, return to the Company all records (or copies of such records) that the Company reasonably believes are necessary in order to discharge the Manager’s responsibilities to the Company.

4.	Liability of Manager.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, in performance of its obligations and duties hereunder and under the Master Fund Investment Management Agreement, the Manager shall not be subject to any liability whatsoever to the Company, or to any Member for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder and under the Master Fund Investment Management Agreement including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Master Fund.

5.	Indemnification.

(a) To the fullest extent permitted by law, the Company shall, subject to Section 5(c), indemnify the Manager (including for this purpose each officer, director, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, the Manager, and their respective executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Manager to the Master Fund, or the past or present performance of services to the Company or the Master Fund in accordance herewith and with the Master Fund Investment Management Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense was caused by reason of willful misfeasance, bad faith or gross negligence of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 5 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 5.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Company in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Company amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 5(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Company is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the directors (each, a “Director,” and collectively, the “Directors”) of the Company who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company (“Independent Directors”) (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement or the Master Fund Investment Management Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence of the indemnitee’s office, indemnification shall be provided in accordance with Section 5(a) of this Agreement if (i) approved as in the best interests of the Company by a majority of the Independent Directors (excluding any Director who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement or the Master Fund Investment Management Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Company and that the indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (ii) the Directors secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Company or its

Members to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence.

(d) Any indemnification or advancement of expenses made in accordance with this Section 5 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith or gross negligence. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 5 it shall be a defense that, and in any suit in the name of the Company to recover any indemnification or advancement of expenses made in accordance with this Section 5 the Company shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 5. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 5, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 5 shall be on the Company (or on any Member acting derivatively or otherwise on behalf of the Company or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 5 or to which he, she or it may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 5 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 5 shall affect the power of the Company to purchase and maintain liability insurance on behalf of the Manager or any indemnitee.

6.	Duration and Termination.

This Agreement will become effective as of the date first written above and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Directors who are not parties to this Agreement or Interested Persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Company; provided however, that if the Members of the Company fail to approve the Agreement as provided herein, the Manager may continue to serve in its capacity in the manner and to the extent permitted by the 1940 Act and the rules thereunder. This Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Company on 60 days’ written notice to the Manager. This Agreement may be terminated by the Manager at any time, without the payment of any penalty, upon 90 days’ written notice to the Company. This Agreement will automatically and immediately terminate in the event of its assignment by the Manager, provided that an assignment to a successor to all or substantially all of the Manager’s business or to a wholly-owned subsidiary of such successor which does not result in a change of actual control of the Manager’s business shall not be deemed to be an assignment for the purposes of this Agreement.

7.	Definitions.

As used in this Agreement, the terms “assignment,” “interested persons,” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

8.	Amendment of Agreement.

This Agreement may be amended by mutual consent, but the consent of the Manager must be approved (a) by vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of the Company.

9.	Severability.

If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10.	Applicable Law.

This Agreement shall be construed in accordance with the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

11.	Notices.

Any notice under this Agreement shall be given in writing and deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

12.	Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.	Form ADV; Company Changes.

The Company acknowledges receiving Part II of the Manager’s Form ADV.

14.	Company Obligations.

The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any of the Directors, Members or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

PNC CAPITAL ADVISORS, LLC

Name: Title:

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

Name: Title:

3 EASY WAYS TO VOTE YOUR PROXY
Vote by Internet • Read the Proxy Statement and have this proxy card at hand. • Log on to www.proxyweb.com • Follow the on-screen instructions.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	Vote by Telephone • Read the Proxy Statement and have this proxy card at hand. • Call toll-free at 1-888-221-0697. • Follow the recorded instructions.

Vote by Mail • Read the Proxy Statement. • Check the appropriate box on the reverse side of this proxy card. • Sign, date and return this proxy card in the postage-paid envelope provided.
IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL BACK THIS PROXY CARD.

PROXY

PNC ALTERNATIVE STRATEGIES TEDI FUND LLC

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of PNC Alternative Strategies Tedi Fund LLC (the “Fund”) for use at a Special Meeting (the “Meeting”) of Members to be held on January 22, 2010, at 10:00 a.m. Eastern Time, at the offices of the Fund’s investment manager, PNC Capital Advisors, LLC, Two Hopkins Plaza, 2nd Floor, Baltimore, Maryland 21201.

The undersigned hereby appoints Jennifer E. Spratley and Kevin A. McCreadie, jointly and severally, as proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all Interests in the Fund held of record by the undersigned on November 23, 2009, at the above-stated Meeting and at all adjournments or postponements thereof, with all powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to such the Interests in the Fund covered hereby. The undersigned acknowledges receipt of the Notice of the Special Meeting of Members and the Proxy Statement dated December 8, 2009.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSALS.

Date

Signature(s) (Joint Owners)	(Please sign in box)

Please sign exactly as name appears hereon. When Interests in the Fund are held by joint tenants, both tenants should sign. When signing as an attorney, executor, administrator, trustee or guardian please give full name and title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PNC PROXY MM

Important Notice Regarding the Availability of Proxy Materials for the Member Meeting:

The Proxy Statement is available at www.proxyweb.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

Proposal 1:	To elect five (5) Directors to the Boards of Directors:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
	(01) Dorothy A. Berry (02) Kelley J. Brennan (03) Richard W. Furst	(04) Dale C. LaPorte (05) Robert D. Neary	☐	☐	☐

* To withhold authority to vote for any individual nominee(s), write the number(s) of the Nominee(s) below.

			FOR	AGAINST	ABSTAIN

Proposal 2:	Approval of new investment management agreements with PNC Capital Advisors, LLC		☐	☐	☐

PNC PROXY MM